Exhibit 99.1
Sonder Holdings Inc. Announces First Quarter 2025 Financial Results

SAN FRANCISCO – August 25, 2025 – Sonder Holdings Inc. (Nasdaq: SOND) (“Sonder” or the “Company”), a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler, today announced its financial results for the first quarter 2025, ended March 31, 2025, and filed the related Quarterly Report on Form 10-Q (the “Q1 2025 Form 10-Q”), which can be found on the Company’s website at investors.sonder.com.

First Quarter 2025 Financial Highlights1
•RevPAR was $139, a 13% increase year-over-year
•Occupancy Rate was 83%, a seven percentage point increase year-over-year
•Bookable Nights were 858,000, a 21% decrease year-over-year, driven by the Company’s Portfolio Optimization Program, as described in the Q1 2025 Form 10-Q
•Revenue was $118.9 million, a 11% decrease year-over-year
•Net Loss was $56.5 million, a 12% increase year-over-year
•Adjusted EBITDA2 was $(56.7) million, a 1% decrease year-over-year
•Adjusted EBITDAR2 was $21.1 million, a 20% decrease year-over-year
•Cash Used In Operating Activities was $4.4 million, an 89% improvement year-over-year
•Adjusted Free Cash Flow2 was $(6.9) million, a 76% increase year-over-year
•Total Cash, Cash Equivalents and Restricted Cash was $66.5 million, which included $43.2 million of restricted cash as of March 31, 2025
•Live Units were approximately 9,400 as of March 31, 2025
•Total Portfolio was approximately 10,050 as of March 31, 2025

Long-Term Strategic Licensing Agreement with Marriott International
Sonder entered into a long-term strategic licensing agreement with Marriott International, Inc. (NASDAQ: MAR) (“Marriott”) in August 2024 and completed the full Marriott integration in the second quarter of 2025. As of June 2025, all Sonder properties are available for booking on Marriott’s digital channels and platform, including Marriott.com and the Marriott Bonvoy® mobile app under the new “Sonder by Marriott Bonvoy” collection. Sonder’s properties also participate in the Marriott Bonvoy® travel platform.

Notice of Deficiency from Nasdaq Related to Delayed Filing of Quarterly Report on Form 10-Q for Second Quarter
Sonder received a deficiency notification letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) on August 20, 2025 (the "Notice"). The Notice indicated that the Company continues to not be in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Q2 2025 Form 10-Q”), as described more fully in the Company's Form 12b-25 Notification of Late Filing (the “Form 12b-25”) filed with the Securities and Exchange Commission (the "SEC") on August 14, 2025. The Listing Rule requires Nasdaq-listed companies to timely file all required periodic reports with the SEC.

The Company previously received notices from Nasdaq (i) on April 24, 2025 notifying the Company that it no longer complied with the Listing Rule due to the Company’s delinquency in filing its Annual Report on Form 10-K for the annual period ended December 31, 2024 (the “2024 Form 10-K”) and (ii) May 23, 2025 notifying the Company that it no longer complied with the Listing Rule due to the Company’s delinquency in filing the Q1 2025 Form 10-Q and remained delinquent in filing the 2024 Form 10-K. The Company filed the 2024 Form 10-K on July 23, 2025.

In accordance with Nasdaq’s listing rules, the Company submitted a plan of compliance (the “Plan”) to Nasdaq on June 23, 2025 demonstrating the Company’s ability to regain compliance with the Listing Rule and Nasdaq has the discretion to grant the Company up to 180 calendar days from the due date of the 2024 Form 10-K, or October 13, 2025, to regain compliance. The Company is required to submit an update to the Plan to Nasdaq no later than September 4, 2025.
1 $ figures represent metrics for the three months ended March 31, 2025, except where otherwise noted. % figures represent year-over-year growth for the three months ended March 31, 2025 compared to the three months ended March 31, 2024.
2 Adjusted EBITDA, Adjusted EBITDAR, and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

As previously disclosed, the filing of the Q2 2025 Form 10-Q was delayed due to the matters described in the Form 12b-25, including to allow the Company sufficient time to complete its customary accounting and internal control processes and procedures. While the Company can provide no assurances as to timing, the Company will continue to work diligently to complete and file the Q2 2025 Form 10-Q as soon as practicable.

About Sonder
Sonder (NASDAQ: SOND) is a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler. Launched in 2014, Sonder offers inspiring, thoughtfully designed accommodations and innovative, tech-enabled service combined into one seamless experience. Sonder properties are found in prime locations in 40 cities, spanning nine countries, and three continents.

To learn more, visit http://www.sonder.com or follow Sonder on Instagram, LinkedIn or X.

Download the Sonder app on Apple or Google Play.

SONDER HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$23,329	$20,786
Restricted cash	43,191	51,268
Total cash, cash equivalents and restricted cash	66,520	72,054
Accounts receivable, net of allowance	8,526	13,918
Prepaid expenses	3,646	4,141
Other current assets	9,785	9,733
Total current assets	88,477	99,846
Property and equipment, net	4,383	5,933
Operating lease right-of-use (“ROU”) assets	920,727	1,013,854
Other non-current assets	19,142	17,544
Total assets	$1,032,729	$1,137,177

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$49,217	$33,724
Accrued liabilities	34,463	32,621
Taxes payable	22,890	22,224
Deferred revenue	101,068	71,729
Other current liabilities	7,155	5,513
Current portion of long-term debt	1,000	1,000
Current operating lease liabilities	168,751	171,736
Total current liabilities	384,544	338,547
Non-current operating lease liabilities	907,266	1,009,169
Long-term debt, net	226,161	217,236
Other non-current liabilities	8,070	8,113
Total liabilities	1,526,041	1,573,065

Mezzanine equity:
Series A redeemable convertible preferred stock	163,434	162,907

Stockholders’ deficit:
Common stock	1	1
Additional paid-in capital	978,855	977,112
Cumulative translation adjustment	4,161	7,360
Accumulated deficit	(1,639,763)	(1,583,268)
Total stockholders’ deficit	(656,746)	(598,795)
Total liabilities and stockholders’ deficit	$1,032,729	$1,137,177

SONDER HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except share data)

	Three months ended March 31,
	2025	2024
Revenue	$118,856	$133,479
Costs and operating expenses:
Cost of revenue (excluding depreciation and amortization)	96,849	100,363
Operations and support	38,032	49,980
General and administrative	26,817	24,285
Research and development	3,938	4,671
Sales and marketing	15,322	19,249
Integration costs	1,539	—
Restructuring and other charges	—	2,592
Total costs and operating expenses	182,497	201,140
Loss from operations	(63,641)	(67,661)

Interest expense, net	9,449	7,323
Lease adjustment gains, net	(11,138)	(23,901)
Other income, net	(6,174)	(783)
Total non-operating income, net	(7,863)	(17,361)
Loss before income taxes	(55,778)	(50,300)
Provision for income taxes	717	187
Net loss	$(56,495)	$(50,487)

Basic and diluted net loss per common share	$(4.85)	$(4.58)

Other comprehensive loss:
Net loss	$(56,495)	$(50,487)
Change in foreign currency translation adjustment	(3,199)	(589)
Comprehensive loss	$(59,694)	$(51,076)

SONDER HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(56,495)	$(50,487)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,591	4,973
Stock-based compensation	2,269	3,009
Amortization of operating lease ROU assets	49,565	47,249
Lease adjustment gains, net	(11,138)	(23,901)
Gain on foreign exchange	(2,678)	(219)
Capitalization of paid-in-kind interest on long-term debt	7,975	6,432
Credit loss expense	2,568	(880)
Amortization of debt discounts and issuance costs	1,200	699
Other non-cash activities	(120)	228
Changes in:
Accounts receivable, net	2,931	634
Prepaid expenses	513	1,148
Other current and non-current assets	2,894	(1,867)
Accounts payable	15,259	5,319
Accrued liabilities	1,752	(82)
Taxes payable	(3,635)	2,424
Deferred revenue	29,297	20,359
Operating lease ROU assets and operating lease liabilities, net	(50,686)	(55,495)
Other current and non-current liabilities	1,585	148
Net cash used in operating activities	(4,353)	(40,309)
Cash flows from investing activities:
Purchase of property and equipment	(1,219)	(606)
Proceeds on the disposition of property and equipment	260	—
Capitalization of internal-use software	—	(110)
Net cash used in investing activities	(959)	(716)
Cash flows from financing activities:
Repayment of debt	(250)	(250)
Net cash used in financing activities	(250)	(250)
Effects of foreign exchange on cash	28	(344)
Net change in cash, cash equivalents, and restricted cash	(5,534)	(41,619)
Cash, cash equivalents, and restricted cash at beginning of year	72,054	136,497
Cash, cash equivalents, and restricted cash at end of year	$66,520	$94,878

SONDER HOLDINGS INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL INFORMATION(1)

Reconciliation of Non-GAAP Financial Measure: Reconciliation of Cash Used in Operating Activities to Adjusted Free Cash Flow (“Adjusted FCF”)

	Three months ended March 31,
(in thousands)	2025	2024
Cash used in operating activities	$(4,353)	$(40,309)
Cash used in investing activities	(959)	(716)
FCF, including cash paid for lease terminations, restructuring, and professional fees	(5,312)	(41,025)
Cash received for lease terminations	(2,950)	—
Cash paid for lease termination costs	861	10,526
Cash paid for restructuring costs	—	1,727
Cash paid for non-recurring professional fees	—	253
Cash paid for integration costs	543	—
Adjusted FCF	$(6,858)	$(28,519)

Reconciliation of Non-GAAP Financial Measure: Reconciliation of Net Loss to Adjusted EBITDA

	Three months ended March 31,
(in thousands)	2025	2024
Net loss	$(56,495)	$(50,487)
Interest expense, net	9,449	7,323
Provision for income taxes	717	187
Depreciation and amortization expense	2,591	4,973
EBITDA	(43,738)	(38,004)
Stock-based compensation	2,269	3,009
Lease adjustment (gains), net	(11,138)	(23,901)
Integration costs	1,539	—
Cash received for lease terminations	(2,950)	—
Restructuring and other charges	—	2,592
Professional fees	—	253
Gain on foreign exchange	(2,678)	(219)
Adjusted EBITDA	$(56,696)	$(56,270)

Reconciliation of Non-GAAP Financial Measure: Reconciliation of Adjusted EBITDA to Adjusted EBITDAR

	Three months ended March 31,
(in thousands)	2025	2024
Adjusted EBITDA	$(56,696)	$(56,270)
Operating lease related rent charges	77,819	82,581
Adjusted EBITDAR	$21,123	$26,311

(1) See Non-GAAP Financial Measures section for definitions of the Company’s Non-GAAP financial measures.

Definitions

RevPAR
Revenue Per Available Room (“RevPAR”) represents the average revenue earned per available night and can be calculated either by dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate. Average Daily Rate represents the average revenue earned per night occupied and is calculated as Revenue divided by Occupied Nights. Occupancy Rate is calculated as Occupied Nights divided by Bookable Nights. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures of greater than 30 nights. Occupied Nights represent the total number of nights occupied across all Live Units.

Live Units & Total Portfolio
Total Portfolio consists of Live Units and Contracted Units. Live Units are defined as units which are available for guests to book. Contracted Units are units for which Sonder has signed real estate contracts, but are not yet available for guests to book.

Non-GAAP Financial Measures

Adjusted EBITDA
Adjusted EBITDA is defined as net income (loss) as adjusted to eliminate the impact of net interest expense, provision (benefit) for income taxes, depreciation and amortization expense, and certain other items as indicated. The exclusion of these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. The Company believes Adjusted EBITDA is meaningful to investors as it is the primary operating performance measure that the Company focuses on internally to evaluate its core operating performance. Adjusted EBITDA provides a consistent basis for comparison across reporting periods by excluding interest, taxes, depreciation and amortization, and certain non-recurring or non-operational items, such as lease adjustment gains, net, restructuring and other related charges, and professional fees related to discrete projects such as fees associated with the integration in connection with the strategic licensing agreement with Marriott and restatement activities. It serves as a key measure for the Company to align its financial performance with its internal financial planning and analysis.

Adjusted EBITDAR
Adjusted EBITDAR is defined as Adjusted EBITDA adjusted for operating lease related rent charges. The Company believes Adjusted EBITDAR is meaningful to investors as it is an operating performance measure that further enables the Company to assess its operating performance independent of operating leases, offering insights into its cash flow and performance.

Adjusted Free Cash Flow
Adjusted Free Cash Flow (“Adjusted FCF”) is defined as cash used in operating activities plus cash provided by (used in) investing activities, excluding the impact of lease terminations, restructuring, non-recurring professional fee charges and integration costs related to non-operational activities. The most directly comparable GAAP financial measures are cash used in operating activities when combined with cash provided by (used in) investing activities. The Company’s near-term focus is to reach sustainable positive Adjusted FCF as described in its Cash Flow Positive Plan in the Annual Report on Form 10-K. The Company believes Adjusted FCF is meaningful to investors as it is the primary liquidity measure that the Company focuses on internally to evaluate its progress towards the objectives outlined in its Cash Flow Positive Plan. The Company believes that achieving its goals around this measure will put it on a path to financial sustainability and will help fund its future growth. In addition, Adjusted FCF may not provide a complete understanding of the Company’s cash flow as a whole. As such, this measure should be reviewed in conjunction with the Company’s GAAP cash flow.

Presentation of these measures are not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” "estimate," “expect,” “intend,” “may,” “plan,” "potentially," or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the Company’s financial performance, key performance metrics, operational and strategic initiatives, the Company’s long-term strategic licensing agreement with Marriott, information concerning possible or assumed future financial or operating results and measures, the timing of the Company’s submission of an update to the Plan, the duration of any extension that may be granted by Nasdaq, the ability to meet Nasdaq’s requirements, and the possibility of additional delays in the filing of periodic reports. These forward-looking statements are not guarantees of future performance, conditions or results. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including the risks and uncertainties described in the Company’s reports filed with the Securities and Exchange Commission, and under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov and are incorporated by reference herein. The forward-looking statements contained herein are only as of the date of this press release. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.